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                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Duracell International Inc. constitute and appoint Robert A. Burgholzer, G. Wade Lewis or Gregg A. Dwyer as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1995, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 7 day of September, 1995.



   /s/ ARNO A. PENZIAS                              /s/ CHARLES R. PERRIN
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       Arno A. Penzias                                  Charles R. Perrin

   /s/ ROBERT M. KAVNER                             /s/ PAUL E. RAETHER
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       Robert M. Kavner                                 Paul E. Raether

   /s/ C. ROBERT KIDDER                             /s/ GEORGE R. ROBERTS
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       C. Robert Kidder                                 George R. Roberts

   /s/ CHARLES E. KIERNAN                           /s/ PAULA STERN
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       Charles E. Kiernan                               Paula Stern

   /s/ HENRY R. KRAVIS                              /s/ SCOTT M. STUART
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       Henry R. Kravis                                  Scott M. Stuart

   /s/ G. WADE LEWIS
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       G. Wade Lewis